SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2002

MILACRON INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-8475	31-1062125

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2090 Florence Avenue, P.O. Box 63716, Cincinnati, Ohio 45206

(address of principal executive offices) (ZIP Code)

Registrant's telephone number, including area code: (513) 487-5000

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c) Exhibits:

Exhibit No.	Description

99.1	Press Release issued by Milacron Inc. on October 14, 2002.

ITEM 9. REGULATION FD DISCLOSURE

      On October 14, 2002, the Company issued a Press Release which affirmed previous guidance issued by the Company related to third quarter earnings. A copy of the Press Release issued October 14, 2002 is filed as Exhibit 99.1 hereto.

      This Current Report contains forward-looking statements which by their nature involve risks and uncertainties that could significantly impact the Company's operations, markets, products and expected results. For further information please refer to the Cautionary Statement included in Item 2 of the Company's most recent Form 10-Q on file with the Securities and Exchange Commission.

      The information contained in the attached Press Release and included in this Current Report is furnished pursuant to Item 9 and shall be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Milacron Inc.

Date:	October 14, 2002	By:	/s/Robert P. Lienesch

Robert P. Lienesch Vice President - Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Milacron Inc. on October 14, 2002.